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                                                                  EXHIBIT 10.2




                   FIRST AMENDMENT TO OPERATING AGREEMENT
                                     OF
                             TWB COMPANY, L.L.C.


        THIS FIRST AMENDMENT TO OPERATING AGREEMENT OF TWB COMPANY, L.L.C. (this "First Amendment"), made and entered into as of April 15, 1997, by and among Thyssen Inc., a Delaware corporation ("TINC"), Worthington Steel of Michigan, Inc., a Michigan corporation ("WSMI"); LTV Steel Company, Inc., a New Jersey corporation ("LTV"), Bethlehem Blank Welding, Inc., a Delaware corporation ("Bethlehem") and QS Steel Inc., a Michigan corporation ("QS")


                                 WITNESSETH:



        WHEREAS, TWB Company, L.L.C., a Michigan limited liability company (the "Company"), was organized and is existing pursuant to Articles of Organization filed on April 4, 1997 with the Administrator of the Michigan Department of Commerce, Corporations and Securities Bureau, Corporation Division, and that certain Operating Agreement, dated as of April 15, 1997 (the "Original Operating Agreement"), each between TINC and WSMI (capitalized terms used and not defined in this First Amendment having the meanings ascribed to such terms in the Original Operating Agreement); and

        WHEREAS, TINC and WSMI (the "Existing Members") are, prior to the effectiveness of this First Amendment, all of the Members of the Company; and

        WHEREAS, effective on the date of this First Amendment, (i) each of LTV, Bethlehem and QS has been admitted to the Company as an additional Member, and (ii) each of LTV, Bethlehem and QS has accepted and agreed to be bound by the Original Operating Agreement, as it may be modified, supplemented and amended from time to time, pursuant to Subscription Agreements (each, a "Subscription Agreement") executed by each of LTV, Bethlehem and QS respectively, and accepted by the Company and approved by the Existing Members on the date of this First Amendment; and

        WHEREAS, the parties now wish to amend the Original Operating Agreement for the purposes of: (i) revising Schedule A thereto, in order to reflect the admission of each of LTV, Bethlehem and QS as an additional Member and the resulting Capital Contributions and Percentage Interests of the Members; and
(ii) revising Section 3.6 thereof to reflect the revaluation of the Company's property in connection therewith,

        NOW, THEREFORE, in consideration of the foregoing and for other consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows, intending to be legally bound hereby:


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        Section 1.      Amendment of Schedule A.  Schedule A to the Original
Operating Agreement is hereby deleted in its entirety, and Schedule A attached hereto, made a part hereof and incorporated herein by reference is hereby inserted in lieu thereof. The Members shall account for the resulting Percentage Interests of the Members referred to in this First Amendment using a pro rata method, in accordance with Code Section 706(d).

        Section 2. Amendment of Section 3.6. Section 3.6 of the Original Operating Agreement is hereby amended by inserting the following language immediately following the existing text of Section 3.6:

        Without limiting the generality of the foregoing, the Members acknowledge and agree that: (a) the Company will revalue its property in connection with the admission of each of LTV, Bethlehem and QS as additional Members; (b) the total fair market value of the Company's property for such purpose is $58,500,000; and (c) the Members' Capital Accounts shall be adjusted to reflect such revaluation.

        Section 3. No Other Amendment. Except as explicitly set forth in this First Amendment, the terms and provisions of the Original Operating Agreement, as amended by this First Amendment, shall remain in full force and effect in accordance with the terms thereof.

        Section 4. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of Michigan.

        Section 5. Heirs and Successors. This First Amendment shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties hereto.

        Section 6. Entire Agreement. This First Amendment and the Subscription Agreement together constitute the entire and exclusive statement of the parties' agreement and supersede all prior agreements, understandings, negotiations and discussions among the parties, whether oral or written.

        Section 7. Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be deemed to be a duplicate original, but all counterparts taken together shall constitute one and the same agreement.

          [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]



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        IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused to be executed this First Amendment, effective as of the date first above written.

                                THYSSEN INC., a Delaware corporation



                                By:  /s/ Walter J. Oehler
                                    ------------------------------------------
                                Printed name:    Walter J. Oehler
                                              --------------------------------
                                Title:   Executive Vice President
                                        --------------------------------------


                                WORTHINGTON STEEL OF MICHIGAN, INC.,
                                a Michigan corporation

                                By:   /s/ John P. McConnell
                                    ------------------------------------------
                                Printed name:   John P. McConnell
                                              --------------------------------
                                Title:   Chairman
                                        --------------------------------------


                                BETHLEHEM BLANK WELDING, INC.,
                                a Delaware corporation

                                By:   /s/ Joseph J. Haggerty, Jr.
                                    ------------------------------------------
                                Printed name:  Joseph J. Haggerty, Jr.
                                              --------------------------------
                                Title:   Vice President
                                        --------------------------------------

                                Q S STEEL INC., a Michigan corporation


                                By:  /s/ Gary P. Latendresse
                                    ------------------------------------------
                                Printed name:  Gary P. Latendresse
                                              --------------------------------
                                Title:   President
                                        --------------------------------------


                                LTV STEEL COMPANY, INC., a New Jersey
                                corporation


                                By:  /s/ Arthur W. Huge
                                    ------------------------------------------
                                Printed name:   Arthur W. Huge
                                              --------------------------------
                                Title:  Senior Vice President and CFO
                                        --------------------------------------




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